UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2022
NuScale Power Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39736	98-1588588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

(Address of principal executive offices)		(Zip Code)
6650 SW Redwood Lane, Suite 210
Portland, OR 97224
(971) 371-1592
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SMR	New York Stock Exchange
Warrants to purchase Class A common stock	SMR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective December 1, 2022, the Board of Directors adopted a resolution expanding the size of the Board to ten directors, and appointed Dr. Bum-Jin Chung and Mr. Shinji Fujino to the Board of Directors.

The new Directors will be independent Directors compensated pursuant to the terms for Director compensation as previously disclosed in NuScale’s Registration Statement on Form S-1.

Mr. Fujino’s appointment was made pursuant to nomination rights contained in the letter agreement between Japan NuScale Innovation, LLC (JNI), the Japan Bank for International Cooperation, NuScale and Fluor Enterprises, Inc. that was entered into in conjunction with JNI’s equity investment in NuScale.

There are no arrangements or understandings between Dr. Chung and any other persons pursuant to which Dr. Chung was appointed as a director of the Company.

There are no family relationships between Dr. Chung or Mr. Fujino and any director or executive officer of the Company.

At the time of appointment, neither Dr. Chung nor Mr. Fujino will be assigned to any Board committees.

Neither Dr. Chung nor Mr. Fujino has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed.

A copy of the news release issued by the Company on December 7, 2022 announcing Dr. Chung and Mr. Fujino’s appointments to the Board is furnished as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 1, 2022, NuScale’s Board of Directors adopted Amended and Restated Bylaws of NuScale Power Corp. The Amended and Restated Bylaws address changes in Securities and Exchange Commission rules requiring that public companies use a “universal proxy card” that lists the director nominees of shareholders, in addition to company nominees, on a single proxy card when shareholders solicit proxies for one or more director nominees, along with technical amendments to the Delaware General Corporation Law addressing shareholder meeting adjournments and other matters.

The foregoing description is qualified in its entirety by the actual Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.
(d)                                 Exhibits.

3.2	Amended and Restated Bylaws
99.1	Press Release
104	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuScale Power Corporation

Date: December 7, 2022	By:	/s/ Chris Colbert
	Name:	Chris Colbert
	Title:	Chief Financial Officer